UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2010

RAPHAEL INDUSTRIES LTD.
(Exact name of registrant as specified in charter)

Nevada	20-3717729
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

5190 Neil Road Suite 430
Reno NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 261-8853

N/A
(Former name or former address, if changed since last report)

Item 7.01.     Regulation FD.

 On October 1, 2010, Raphael Industries Ltd issued a press release announcing the completion of its public offering of 10,000,000 shares of common stock at $0.10 per share, thereby raising $1,000,000.

Item 9.01. Exhibits.

Exhibit 99.1                      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raphael Industries Ltd.

RON HUGHES
Ron Hughes
Chief Executive Officer, Chief Financial Officer
Secretary, Director